SUPPLEMENT DATED APRIL 26, 2001 TO THE PROSPECTUS OF
           MORGAN STANLEY DEAN WITTER INTERNATIONAL VALUE EQUITY FUND

                              Dated March 1, 2001

         Effective March 30, 2001, the Fund will offer Class A shares at net asset value, without being subject to a front-end sales charge or a contingent deferred sales charge, to employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley Dean Witter serves as recordkeeper under an alliance or similar agreement with Morgan Stanley Dean Witter's Retirement Plan Services. Such plans will now be "MSDW Eligible Plans," as defined in the prospectuses. Any Class B or Class D shares held by such plans will not be subject to any contingent deferred sales charges. Such plans will be eligible to purchase Class D shares only if their initial investment (calculated as described in the prospectus) is at least $25 million.

         Also effective March 30, 2001, the Fund will offer Class A shares at net asset value, without being subject to a front-end sales charge or a contingent deferred sales charge, to certain donor-advised charitable gift funds that are approved by the Fund's distributor. Class D shares will not be offered to these charitable gift funds (regardless of the size of the investment).

         Therefore, effective March 30, 2001, the disclosure in the section of the prospectus titled "Shareholder Information - Share Class Arrangements" is hereby modified to reflect the foregoing.